INVESTMENTS IN AFFILIATES - Components (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Equity Method Investments and Joint Ventures [Abstract]
Cost	$ 374,729	$ 374,729
Dividend	(68,127)	(33,363)
Equity in net earnings of other affiliates	28,141	8,698
Share of other comprehensive income of the entities accounted for under equity method	629	854
Equity in net assets of affiliates	$ 335,372	$ 350,918	$ 367,656